UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009

METHODE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7401 West Wilson Avenue, Chicago, Illinois 60706

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement.

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended August 1, 2009, Methode Electronics, Inc. (“Methode”) supplied silicone-filled bladders (“sensor pads”) to Delphi Automotive Systems (“Delphi”) pursuant to a supply agreement entered into by Methode and Delphi on September 4, 2008 (the “current supply agreement”).  Delphi provided notice of termination of all purchase orders and the entire current supply agreement in a letter dated August 26, 2009.

On September 10, 2009, Methode ceased supplying the sensor pads to Delphi.  Methode continues to contest Delphi’s premature termination of the current supply agreement and is seeking appropriate relief.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.

Date: September 14, 2009	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer